SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

LIBERATED ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

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[X]	None required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

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LIBERATED ENERGY, INC.
15 Elvis Boulevard
Chester, NY 10918
845-610-3817

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that one stockholder, Brian P. Conway, owning approximately 99.99% of our voting power approved by written consent in lieu of a stockholders' meeting, the proposals to:

1.	Reduce the authorized shares of common stock from 10,000,000,000 shares to 2,000,000,000 shares with a par value of $0.0001 per share.

2.	Change the name of the company from Liberated Energy, Inc. to The Go Eco Group, Inc.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you.  The accompanying Information Statement is furnished only to inform stockholders of those actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is first being mailed to you on or about January 21, 2017, the record date, and we anticipate the effective date of the proposed action to be February 10, 2017, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

Very truly yours,

Brian Conway
President

LIBERATED ENERGY, INC.
15 Elvis Boulevard
Chester, NY 10918
845-610-3817

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record owners of the common stock, $0.0001 par value per share and the preferred stock, $0.0001 par value per share, of LIBERATED ENERGY, INC., a Nevada corporation, which we refer to herein as "LIBE," "company," "we," "our" or "us."  The mailing date of this Information Statement is on or about July 20, 2016.  The Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On January 21, 2017, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 2,682,339 shares of common stock issued and outstanding and 10,000,000 shares of Series A preferred stock outstanding.  Each share of Series A preferred stock had 10,000 votes.  Accordingly, the combined voting power of all of the Series A preferred stock and common stock was 100,002,682,339 votes. The holders of the Series A preferred stock and the common stock vote as a single class on all matters submitted to stockholders, subject to the common shares having 1 vote per share and the Series A Preferred shares, each having 10,000 votes per share.

The common stock and Series A preferred stock constitute the sole outstanding classes of LIBE voting securities.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.  Each share of preferred stock entitles the holder to 10,000 votes on all matters submitted to stockholders.  The preferred and common stock vote as a single class on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On January 21, 2017, a stockholder who beneficially owned 100,000,001,429 or approximately 99.99% of the combined voting power of the common stock and Series A preferred stock consented in writing to amend our articles of incorporation and to reduce the authorized shares of common stock from 10,000,000,000 shares to 2,000,000,000 shares with a par value of $0.0001 per share and to change the name of the company from Liberated Energy, Inc. to The Go Eco Group, Inc.

 Also on January 21, 2017, our board of directors approved the above action, subject to approval by the stockholders.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of Nevada, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters' rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable.  We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken.  All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q:  Why did I receive this Information Statement?

A:  A stockholder owning a majority of the combined voting power of our outstanding shares of common stock and Series A preferred stock took action by written consent in lieu of a stockholders' meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q:  What actions did the stockholder take?

A:  A stockholder executed a written consent on January 21, 2017 approving the proposal that we amend our articles of incorporation and to reduce the authorized shares of common stock from 10,000,000,000 shares to 2,000,000,000 shares with a par value of $0.0001 per share and to change the name of the company from Liberated Energy, Inc. to The Go Eco Group, Inc.   Pursuant to SEC rules and regulations, this action required notification to all of our stockholders.

Q:  What action do I need to take as a stockholder?

A:  You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q:  Am I entitled to appraisal rights?

A:  No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent.

Q:  Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the decrease in the authorized shares of common stock?

A:  You will not recognize any gain or loss for U.S. federal income tax purposes as a result of the decrease in the authorized shares of our common stock or name change.

Q:  Where can I find more information about the company?

A:  As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q:  Who can help answer my questions?

A:  If you have questions about the company after reading this Information Statement, please contact us in writing at our principal executive offices at 2 Coleman Court, Southampton, New Jersey 08088.

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

Our Business

We are engaged primarily in the business of operating a taxi service in the Portland, Oregon area and secondarily, manufacturing the Guard Lite security lighting system.

Reduction in our Authorized Shares of Common Stock

As noted above, we are seeking to amend our articles of incorporation to reduce the authorized shares of common stock from 10,000,000,000 shares to 2,000,000,000 shares of common stock.  The number of outstanding shares of common stock will not be affected.

Reasons for the Reduction in our Authorized Shares of Common Stock

By reducing the number of authorized shares of common stock from 10,000,000,000 shares to 2,000,000,000 shares, we will save approximately $7,000.00 in annual fees to the Nevada Secretary of State.

Changing our Name

Again, as noted above, we are changing our name from Liberated Energy, Inc. to The Go Eco Group, Inc.
Reason for Changing our Name
We recently acquired ownership of EcoCab Portland, LLC., an Oregon Limited Liability Company ("Eco Cab") whose business is operating a taxi service in the Portland, Oregon geographical area.  We intend to focus our primary attention to operating the taxi service and only secondarily selling Guard Lite security lighting systems.  We have decided to change our name to be more reflective of our primary business objective of operating our taxi service in the Portland, Oregon area.

Effect on Ownership by Individual Shareholders

The reduction in authorized shares of common stock will not affect the outstanding shares of common stock.

Effect on Options, Warrants and other Securities

There will be no effect on outstanding options, warrants, notes, debentures and other securities.  Further, our preferred shares will not be effected by the reduction in authorized shares of common stock.

Other Effects on Outstanding Shares

As stated above, the rights of the outstanding shares of common stock will remain the same after the reduction in our authorized shares of common stock.  Outstanding securities will not be effected by the reduction in the authorized shares of common stock.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reduction in the authorized shares of common stock will not affect the registration of our common stock under the Exchange Act.

Fractional Shares

We will not be issuing any securities in connection with the matters discussed in this Information Statement and as result, fractional shares are not an issue with respect thereto.

Accounting Consequences

The par value of the common stock will remain unchanged at $0.0001 per share after the reduction in the authorized shares of common stock.  Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the reduction in the authorized shares of common stock or the change of our name.

Federal Income Tax Consequences

There will not be any tax consequences as a result of the reduction in the authorized shares of common stock or name change.

Procedure for Effecting the Reduction in the Authorized Shares of Common Stock and Name Change

Amended Articles of Incorporation will be filed with the Nevada Secretary of State reflecting the decrease in the authorized shares of common stock and the change of our name to The Go Eco Group, Inc. We will also obtain a new CUSIP number reflecting the new corporate name.

No new certificates will be issued to a shareholder reflecting our new corporate name.  Stock certificates reflecting our previous corporate name – Liberated Energy, Inc. - will continue to be validly issued, fully paid, and non-assessable and will continue to be negotiable as such.   Stock certificates issued after the amended articles are filed with the Nevada Secretary of State will reflect our new corporate name.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDER

As of January 21, 2017, we had 2,682,339 shares of common stock issued and outstanding and 10,000,000 shares of Series A preferred stock outstanding.  Each share of Series A preferred stock had 10,000 votes.  Accordingly, the combined voting power of all of the Series A preferred stock was 100,000,000,000 votes. The holders of the Series A preferred stock and the common stock vote as a single class on all matters submitted to stockholders, subject to the common shares having 1 vote per share and the Series A Preferred shares, each having 10,000 votes per share.

As of January 21, 2017, the combined voting power of the common stock and Series A preferred stock was 100,002,682,339 votes.  Our president, Brian Conway who beneficially owned 100,000,001,429, or approximately 99.99%, of the combined voting power of the common stock and Series A preferred stock consented in writing to effect amend our articles of incorporation to reduce the authorized shares of common stock from 10,000,000,000 shares to 2,000,000,000 shares with a par value of $0.0001 per share and to change the name of the company from Liberated Energy, Inc. to The Go Eco Group, Inc.

Because the action was approved by the written consent of stockholders holding a majority of our voting power, no proxies are being solicited with this Information Statement.

Nevada corporate law provides in substance that unless a company's articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

The consenting stockholder, Brian Conway, our president, is the beneficial owner of 100,000,001,429, or approximately 99.99%, of the combined voting power of the common stock and Series A preferred stock.  The consenting stockholder voted in favor of the proposed action described herein pursuant to written consent dated January 21, 2017.  No consideration was paid for the consent.  The consenting stockholders are set forth below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the total number of shares owned beneficially by Brian Conway on January 21, 2017.  The stockholder listed below have direct ownership of his shares and possess voting and dispositive power with respect to the shares.

Name	Number of	Percentage of	Number of	Percentage of
Beneficial Owner	Common Shares	Ownership	Preferred Shares	Ownership

Brian Conway	1,429	0.05%	10,000,000	100.00%

TOTALS	1,429	0.05%	10,000,000	100.00%

(1)
Each share of Series A Preferred stock has 10,000 votes.  Accordingly, Mr. Conway has 100,000,000,000 Series A preferred votes and 1,429 common votes or a total of 99.99% of the total voting power which he may vote on any issue presented to the shareholders.  Accordingly, Mr. Conway has the ability to control the outcome of any issue presented to shareholders.  Further, the holders of the Series A Preferred stock and the Company's common stock vote as a single class on all matters submitted to stockholders, subject to the common shares having 1 vote per share and the Series A Preferred shares having 10,000 votes per share.

Amendment to Articles of Incorporation

An amendment to our articles of incorporation is required to be filed with the State of Nevada reflecting the reduction in the authorized shares of common stock from 10,000,000,000 shares of 2,000,000,000 shares with a par value of $0.0001 per share and reflecting the change of our name to The Go Eco Group, Inc.

Stock Transfer Agent

Our stock transfer agent is Olde Monmouth Stock Transfer Co, Inc., 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716, telephone (732) 872-2727.

No Appraisal Rights

Under Nevada Corporations Law, stockholders are not entitled to appraisal rights with respect to the proposed decrease in authorized shares of common stock or name change.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC's customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about us we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to affect the decrease in our authorized shares of common stock and name change will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about February 10, 2017.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on January 21, 2017, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about January 21, 2017 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

Brian Conway
President